RCI HOSPITALITY HOLDINGS INC

The Innovator in Bar-Restaurant-Entertainment Themed Hospitality

Nasdaq: RICK
Investor Presentation
December 2018
www.rcihospitality.com

Forward-Looking Statements

Certain statements contained in this presentation regarding RCI Hospitality future operating results or performance or business plans or prospects and any other statements not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where applicable, words such as "anticipate," "approximate, " "believe," "estimated," "expect," "goal," "intent," "outlook," "planned," "potential," "will," "would," and similar expressions, as they relate to the company or its management, have been used to identify such forward-looking statements.

All forward-looking statements reflect only current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to the company.

Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause the company's actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements.

Such risks, uncertainties and contingencies include, but are not limited to, risks and uncertainties associated with our future operational and financial results, operating and managing adult businesses, competitive factors, conditions relevant to real estate transactions, cybersecurity, the timing of the openings of other clubs, the availability of acceptable financing to fund corporate expansion efforts, our dependence on key personnel, the ability to manage operations and the future operational strength of management, and the laws governing the operation of adult entertainment businesses.

Additional factors that could cause the company's results to differ materially from those described in the forward-looking statements are described in forms filed with the SEC from time to time and available at www.rcihospitality.com or on the SEC's internet website at www.sec.gov.

Unless required by law, RCI Hospitality does not undertake any obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Non-GAAP Financial Measures

In addition to our financial information presented in accordance with GAAP, management uses certain non-GAAP financial measures, within the meaning of the SEC Regulation G, to clarify and enhance understanding of past performance and prospects for the future. Generally, a non-GAAP financial measure is a numerical measure of a company's operating performance, financial position or cash flows that excludes or includes amounts that are included in or excluded from the most directly comparable measure calculated and presented in accordance with GAAP. We monitor non-GAAP financial measures because it describes the operating performance of the company and helps management and investors gauge our ability to generate cash flow, excluding items that management believes are not representative of the ongoing business operations of the company, but are included in the most directly comparable measures calculated and presented in accordance with GAAP. Relative to each of the non-GAAP financial measures, we further set forth our rationale as follows:

Non-GAAP Operating Income and Non-GAAP Operating Margin. We exclude from non-GAAP operating income and non-GAAP operating margin amortization of intangibles, impairment of assets, gains or losses on sale of assets, gain on insurance, and settlement of lawsuits. We believe that excluding these items assists investors in evaluating period-over-period changes in our operating income and operating margin without the impact of items that are not a result of our day-to-day business and operations.

Non-GAAP Net Income and Non-GAAP Net Income per Diluted Share. We exclude from non-GAAP net income and non-GAAP net income per diluted share amortization of intangibles, impairment of assets, costs and charges related to debt refinancing, income tax expense (benefit), gains or losses on sale of assets, gain on insurance, and settlement of lawsuits, and include the non-GAAP provision for current and deferred income taxes, calculated at 26.5% and 33% effective tax rate of the pre-tax non-GAAP income before taxes for the three and nine months ended June 30, 2018 and 2017, respectively, because we believe that excluding and including such items help management and investors better understand our operating activities.

Adjusted EBITDA. We exclude from adjusted EBITDA depreciation expense, amortization of intangibles, income tax expense (benefit), net interest expense, impairment of assets, gains or losses on sale of assets, gain on insurance, and settlement of lawsuits because we believe that adjusting for such items helps management and investors better understand operating activities. Adjusted EBITDA provides a core operational performance measurement that compares results without the need to adjust for federal, state and local taxes which have considerable variation between domestic jurisdictions. The results are, therefore, without consideration of financing alternatives of capital employed. We use adjusted EBITDA as one guideline to assess our unleveraged performance return on our investments. Adjusted EBITDA is also the target benchmark for our acquisitions of nightclubs.

Management also uses non-GAAP cash flow measures such as free cash flow. Free cash flow is derived from net cash provided by operating activities less maintenance capital expenditures. We use free cash flow as the baseline for the implementation of our capital allocation strategy.

Our Form 10-Q for the quarter ended June 30, 2018 and our August 9, 2018 news release contain additional details relative to the non-GAAP financial measures and are posted on our website at www.rcihospitality.com.

1. What We Do

Overview	• Leader in gentlemen's clubs and sports bars/restaurants • Founded 1983, IPO and Nasdaq listing in 1995
Nightclubs	• 39 clubs – some of the industry's best – many in Top 20 US markets • Major brands: Rick's, Tootsie's, Scarlett's, XTC, Jaguars, Club Onyx
Bombshells Restaurants	• Fast-growing, sports bar restaurant chain in Texas • 7th location about to open, 3 more in development
Entertainment Drives Sales	• Clubs: Beautiful female entertainers attract customers • Bombshells: New generation of sports bars / restaurants

Exchange: Symbol	Revenues (TTM)	Non-GAAP EPS (TTM)*	Cash Dividend	Market Cap (11/29/18)	Shares (6/30/18)	Inside Owners (6/30/18)
Nasdaq: RICK	$164M	$2.12	$0.12/year	$242M	9.7M	7.5%

* For GAAP reconciliation, see the company's earnings news releases on the company's website at www.rcihh.com.

2. Great Business

Strong Cash Generation (FY17)

- High gross profit margin (86%)
- Fast inventory turnover (10x)
- Low maintenance capex ($1.8M)

Clubs: Barriers to Entry

- Most municipal licenses tied to physical location
- Few municipalities issue new licenses
- We have acquired ~80% of clubs we own

Bombshells: Competition Helps

- Does well in high traffic areas with other casual dining brands

Access to Bank Financing

- Growth can be funded through debt, most of which is real estate, and internal cash generation

Total Revenues (FY17)


Entertainment Services 40%
Alcoholic Beverages 42%
Food, Merchandise & Other 18%

3. Financial Goals (3-5 Years)

Objective	• FCF: Grow +50% to +$30M from $19.3M in FY17
STRATEGIES	
1. Clubs	• Acquire more great clubs in the right markets
2. Bombshells	• Expand number of company-owned units 3 per year
3. Capital Allocation	• Build capital or buy back stock if we can't find right club acquisitions or Bombshells locations

4. Capital Allocation Strategy

Key Metric

- Free cash flow (FCF) after-tax yield relative to our market cap

Buy/Open New Units If…

- We can achieve target cash on cash return of at least 25-33% or
- There is a strategic rationale

Buy Back Shares If FCF Yield…

- Nears double-digit range
- Exceeds yield of accelerated payment of our highest interest debt (that yield currently 9.24%)

Current Status

- Initial FY19 FCF target of $26.0M, up 13% from initial FY18 target
- $27 share is the point between buying/opening units and buying shares
- Will report final FY18 FCF on 4Q18 concall



FCF Yield on Stock Price @ FCF of $26M*
Buy Shares
Buy / Open New Units
13.4%
12.7%
12.2%
11.6%
11.1%
10.7%
10.3%
9.9%
9.6%
9.2%
8.9%
8.6%
8.4%
8.1%
7.9%
$20 $21 $22 $23 $24 $25 $26 $27 $28 $29 $30 $31 $32 $33 $34
Stock Price

* For GAAP reconciliation, see the company's 12/4/18 news release on the company's website at www.rcihh.com.

5. Nightclubs: Plenty of Room to Grow

Market

- 2,200 clubs / ~500 meet our qualifications
- While we are one of the largest, market share is < 2%
- Long-term owners interested in selling
- Acquirer of choice: Only public company in the space plus access to bank financing

Financial Dynamics

- Buy earnings accretive clubs at 3-4x adjusted EBITDA
- Purchase related real estate at market value
- Great track record paying off seller financing from acquisition cash flow

Nightclubs Segment ($M)	FY17	FY16	Δ
Revenues	$124.7	$113.9	9.4%
Operating Income (Non-GAAP)*	$41.2	$36.8	12.2%
Operating Margin (Non-GAAP)*	33.1%	32.3%	+81 bps

FY17 reflects: 5.1% SSS growth, 3Q17 acquisitions, and 4Q16 disposition of under-performers

Our Top Club Brands

Rick's Cabaret	Elegant clubs with restaurants
Scarlett's	High-end, high-energy party club
Tootsie's Cabaret	Nation's mega club with 74,000 square feet
Club Onyx	High-end clubs for African-American professionals
Jaguars Club	Lively BYOB clubs for blue collar patrons and the college crowd
XTC Cabaret	Lively BYOB clubs for blue collar patrons and the college crowd

RCI HOSPITALITY HOLDINGS INC

* For GAAP reconciliation, see the company's earnings news releases on the company's website at www.rcihh.com.

6. Nightclubs: Deals Structured for Great Returns

Scarlett's Cabaret Miami

$25.9M (4x Club Adjusted EBITDA)
May 2017

- Nearby competitors shut down shortly before acquisition
- Adjusted EBITDA: +$6.0M
- Cash Up Front for Club: $5.4M
- Seller Financing:
  - $5.0M @ 5%, 1 year balloon
  - $15.5M @ 8% X 12 years
- No real estate
- Cash on Cash Return: ~111%

VIP's (Chicago)

$6.5M (3.3x Club Adjusted EBITDA)
November 2018

- One of three clubs in the city; only one with a full liquor license
- Adjusted EBITDA: ~$2.0M
- Cash Up Front for Club: $2.0M
- Seller Financing: $4.5M @ 7% X 6 years
- Real estate: $4.0M cash
- Cash on Cash Return: ~33%

Blush (Pittsburgh)

$10M (3.3x Club Adjusted EBITDA)
November 2018

- Only club downtown; in business 50 years
- Adjusted EBITDA: ~$3.0M
- Cash Up Front for Club: $2.5M
- Seller Financing:
  - $2.0M @ 7%, 2 year balloon
  - $5.5M @ 8% X 10 years
- Real estate: $5.0M cash for 2 buildings, one w/income producing tenants
- Cash on Cash Return: ~40%

7. Why Bombshells?

Part of New Generation of More Upscale Sports Bars

- Better quality food, service and experience
- Wide appeal: men, women, families, friends, singles, couples
- Strong community involvement
- Large venues: 8K sq. ft. inside + 2K sq. ft. patio outside
- Big HDTVs, scratch kitchen, free Wi-Fi, USB charging stations, DJs

Financial Dynamics

- Great margins and fast payback
- Long day: Lunch, happy hour, dinner and late night
- High beverage/food sales ratio: ~60% / 40%
- Focus on company-owned units to build critical mass
- Potential: 80-100 locations (20% owned, 80% franchised)

Bombshells Segment ($M)	FY17	FY16	Δ
Revenues	$18.8	$18.7	0.7%
Operating Income (Non-GAAP)*	$3.1	$2.5	22.1%
Operating Margin (Non-GAAP)*	16.4%	13.5%	+286 bps

FY17 reflects 3.5% SSS growth, new unit opened in 4Q17, 4Q16 closure of under-performer


BOMBSHELLS



* For GAAP reconciliation, see the company's earnings news releases on the company's website at www.rcihh.com.

8. Bombshells: Great Returns

First 5 Locations – Already Paid Back (as of 6/30/18)

- Average unit revenue: $4.5M TTM
- Average EBITDA margin: 19% TTM
- Total cash invested in all five: $13.0M
- Total operating cash flow generated: $12.9M
- No debt; all locations leased except one on already owned property**
- Average annual cash on cash return: 28% (in line with corporate goals)

Next 5 – Expect Better Cash on Cash Return at Lower Risk

- Acquired raw land for all new locations → Limits downside risk
- Bank financing → Reduces average per unit upfront cash needs
- Selling semi-developed excess parcels → Reduces debt
- Better site selection, design, economies of scale → Improves performance

After 10 Locations – Business Becomes Self-Funding

- Segment should generate enough capital on its own to fund new locations


BOMBSHELLS

Locations (Open Date)
First 5
1. Dallas (Mar 2013)
2. Austin (June 2014)
3. Houston Spring (Sept 2014)
4. Houston Fuqua (Nov 2014)
5. Houston 290 (June 2017)
Next 5
6. Houston Pearland (April 2018)
7. Houston I-10 (Dec 2018)
8. Houston US 249 (Jan 2019*)
9. Houston US 59 (Mar 2019*)
10. Houston Katy (June 2019*)

** current target*

RCI HOSPITALITY HOLDINGS INC

** Market rate lease for this property was incorporated into this analysis

9. Debt Is Manageable *($ in millions)*

Long-Term Debt: 87% secured

6.71% Average Weighted Rate	6/30/18	% Total
Secured by Real Estate	$90.7	68%
Scarlett's Seller Financing	$17.7	13%
Parent (Includes $5.4 to buy Scarlett's)	$11.8	9%
Secured by Other Assets	$7.9	6%
Texas Comptroller Settlement	$4.9	4%
Total	$133.0*	100%

Debt Maturities



Amortization Schedule
Realty Balloon
Non-Realty Balloon
$2.2
$3.0
$9.5
$5.4
$4.0
$7.5
$7.8
$3.8
$6.8
FY18 as of 6/30/18
FY19
FY20
FY21
FY22

Highlights

- 68% of debt is real estate that amortizes until ballooned
- Steady decline in occupancy costs even though we have acquired more clubs and real estate
- Total Debt / TTM Adjusted EBITDA = 2.95x
- We like to stay below 3x, but could go to 4x if needed for the right acquisition

Occupancy Costs



Rent + Interest as % of Revenue
9.4%
8.5%
8.3%
8.3%
7.6%
May rise in FY19 due to Bombshells bank debt until new locations start generating revenues
FY14
FY15
FY16
FY17
9M18

RCI HOSPITALITY HOLDINGS INC

* Long-Term Debt is $131.3 million net of loan costs

10. Free Cash Flow Scorecard*

Starting FY16: Cash is King

- FCF: Net cash provided by operating activities less maintenance capex
- FY15-17: FCF up 29%, to $19.3M
- FY18: Targeting +19% growth, to more than $23.0M

Reduced FD Shares by 6% (4Q15-3Q17)

- Share Buybacks
  - 1Q16-1Q17: Largest continual buyback in RCI history
  - $8.4M for 836,766 shares at average $10.05 each
- Retired All Convertible Debt
  - FY16-17: Paid off $3.2M
  - No dilutive securities in capital structure

Initiated Cash Dividend (2Q16)

- $0.12/ps cash annually
- Paid $0.03/ps quarterly


Free Cash Flow ($M)
24%
4%
+19%
$14.9
$18.5
$19.3
+$23.0
FY15
FY16 Total (adjusted**)
FY17 Total
FY18 Target

* For GAAP reconciliation, see the company's earnings news releases on the company's website at www.rcihh.com.

** $18.5M for FY16 in the chart reflects FCF of $20.5M less $2.0M in tax credits.

RCI HOSPITALITY HOLDINGS INC

RCI HOSPITALITY HOLDINGS INC

NASDAQ: RICK
Investor Presentation
Appendix
www.rcihospitality.com

FY18 to Date

$ in Millions, Except Per Share	3Q18	YoY Change	9M18	YoY Change
Total Revenues	$42.6	13.9%	$125.1	18.3%
Nightclubs Segment	$35.3	8.2%	$105.9	15.3%
Bombshells Segment	$7.1	54.4%	$18.6	39.7%
Non-GAAP Operating Income*	$10.0	13.0%	$29.9	30.1%
Non-GAAP Net Income*	$5.7	26.6%	$17.1	50.5%
Non-GAAP EPS*	$0.58	23.9%	$1.76	51.0%
Free Cash Flow*	$7.7	17.2%	$20.6	23.9%
Same-Store Sales (Increase/Decrease)	*5.0%*	*-180 bps*	*5.5%*	*+110 bps*
Gross Profit Margin	*86.2%*	*+32 bps*	*86.1%*	*+44 bps*
*Non-GAAP Operating Margin**	*23.4%*	*-18 bps*	*23.9%*	*+216 bps*

* For GAAP reconciliation, see the company's earnings news releases on the company's website at www.rcihh.com.

Other Financial Metrics *($ in millions)*

Adjusted EBITDA*

- Significantly improved growth FY16-FY17
- 9M18 vs. 9M17: Up 28% to $35.4M



8%
1%
8%
$31.7
$34.1
$34.5
$37.3
FY14
FY15
FY16
FY17

Total RCI Stockholders' Equity

- Significantly improved growth FY16-FY17
- 6/30/18 vs. 6/30/17: Up 15% to $156.3M



11%
4%
5%
$109.5
$121.7
$126.8
$132.7
9/30/14
9/30/15
9/30/16
9/30/17

RCI HOSPITALITY HOLDINGS INC

* For GAAP reconciliation, see the company's earnings news releases on the company's website at www.rcihh.com.

Bombshells Existing & New Houston Units

Locations in Completely Different Residential-Commercial Parts of the City


8
1
Beltway 8 / Sam Houston Parkway – 88 mile "outer" loop
7
6
2
Houston
5
I-610 – 38 mile "inner" loop
3
4
Legend
Asian
Black
Hispanic
White
Source: U.S. Census

X-way driving clockwise to next location

Key	Location	Open	Miles	Mins
1	Spring	Sep-14	34	38
2	I-10 East	Dec-18	25	17
3	Fuqua	Nov-14	25	20
4	Pearland	Apr-18	23	18
5	US 59	Mar-19	15	10
6	Katy	Jun-19	10	10
7	US 290	Jun-17	28	22
8	US 249	Jan-19	23	18
	Total		**183**	**153**
	Average		***23***	***19***

The Place to Be for Dining Out

- Since 2000, no US major metro region except Dallas-Fort Worth has created more jobs and attracted more people than Houston[1]
- With 2.3M residents, Houston is 4th most populous US city and largest in Texas and the South[2]
- Covering 627 square miles, Houston is larger than LA (502), NYC (302) and Chicago (234)[3]
- Houstonians dine out 7 times/week vs. 5.9 for US (Zagat 2018 Survey)[4]

1. https://www.forbes.com/sites/joelkotkin/2017/02/03/all-houston-does-economically-is-win/#5522a9d63647
2. https://theculturetrip.com/north-america/usa/texas/articles/10-unique-facts-about-houston-you-didnt-know/
3. Google
4. https://www.houstonpublicmedia.org/articles/news/2018/01/09/260570/houston-leads-nation-in-dining-out/

Nightclub Locations

Brand	City	State	Year*
Blush Gentlemen's Club	Pittsburgh	PA	2018
Cabaret East	Fort Worth	TX	2010
Downtown Cabaret	Minneapolis	MN	2011
Foxy's Cabaret	Austin	TX	2015
Hoops Cabaret	New York City	NY	2016
Kappa Men's Club	Kappa	IL	2018
Silver City Cabaret	Dallas	TX	2012
The Seville	Minneapolis	MN	2015
Tootsie's Cabaret	Miami	FL	2008
Vivid Cabaret	New York City	NY	2014
Club Onyx	Charlotte	NC	2006
Club Onyx	Houston	TX	1995
Jaguars Club	Abilene	TX	2012
Jaguars Club	Edinburg	TX	2012
Jaguars Club	El Paso	TX	2012
Jaguars Club	Harlingen	TX	2012
Jaguars Club	Longview	TX	2012
Jaguars Club	Lubbock	TX	2012
Jaguars Club	Odessa	TX	2012
Jaguars Club	Phoenix	AZ	2012

Brand	City	State	Year*
Rick's Cabaret	Austin	TX	2009
Rick's Cabaret	Chicago	IL	2018
Rick's Cabaret	Dallas	TX	2011
Rick's Cabaret	Fort Worth	TX	2007
Rick's Cabaret	Minneapolis	MN	1998
Rick's Cabaret	New York City	NY	2005
Rick's Cabaret	Odessa	TX	2014
Rick's Cabaret	San Antonio	TX	2006
Scarlett's Cabaret Miami	Hallandale Beach	FL	2017
Scarlett's Cabaret St. Louis	Washington Park	IL	2017
Temptations	Beaumont	TX	2013
Temptations	Fort Worth	TX	2011
Temptations	Sulphur	LA	2013
XTC Cabaret	Austin	TX	1998
XTC Cabaret	Dallas	TX	2008
XTC Cabaret	Houston	TX	2006
XTC Cabaret	San Antonio	TX	1998
Studio80 (dance club)	Fort Worth	TX	2013
Studio80 (dance club)	Webster	TX	2017

* Year acquired or opened by a subsidiary of RCI

Contact Information

Corporate Office
10737 Cutten Road
Houston, TX 77066
Phone: (281) 397-6730

Investor Relations
Gary Fishman
Steven Anreder
Phone: (212) 532-3232

IR Website
www.rcihospitality.com
Nasdaq: RICK